UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004

Gaming Partners International Corporation

(Exact name of registrant as specified in its charter)

Nevada	0-23588	88-0310433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 S. Industrial Road, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (702) 384-2425

Paul-Son Gaming Corporation

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 27, 2004, Gaming Partners International Corporation (the “Company”) issued a press release announcing the death of Francois Carrette, the chairman of the Company’s board of directors.  Mr. Carrette was also president of the supervisory board of Holding Wilson, S.A. (“Holding Wilson”), the holder of a majority of the Company’s outstanding stock.  Mr. Carrette’s wife, Elizabeth Carrette, was appointed to replace Mr. Carrette as president of the supervisory board of Holding Wilson.  Action to appoint a new chairman of the Company’s board of directors is pending.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.01.                   Press release issued by the Company dated December 27, 2004, announcing the death of Francois Carrette.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING PARTNERS INTERNATIONAL CORPORATION

Date	December 28, 2004
		By:	/s/ Gerard Charlier
Gerard Charlier
President and Chief Executive Officer